JAMES

Advantage Funds

Your Future. **Our Purpose.**

Summary Prospectus
NOVEMBER 1, 2026

James Small Cap Fund
Ticker: JASCX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and Statement of Additional Information, both dated November 1, 2026, are incorporated by reference into this Summary Prospectus. You can find the Fund’s prospectus, Statement of Additional Information, reports to shareholders, and other information about the Fund online at https://www.jamesinvestment.com/forms-reports/. You can also get this information at no cost by calling 1-800-99-JAMES (1-800-995-2637), by sending an email request to info@jamesinvestment. com, or by asking any financial intermediary who offers shares of the Fund.

2	JAMES SMALL CAP FUND
Ticker: JASCX

INVESTMENT OBJECTIVE

James Small Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay brokerage commissions and other fees to financial intermediaries which are not reflected in the table and example below.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

Management Fee	1.21%
Distribution (12b-1) Fees	0.25%
Other Expenses	0.04%
Acquired Fund Fees and Expenses[1]	0.01%
Total Annual Fund Operating Expenses	1.51%

[1]	Acquired Fund Fees and Expenses are not included as expenses in the Ratio of Net Expenses to Average Net Assets found in the “Financial Highlights” section of this prospectus.

EXAMPLE:

The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
James Small Cap Fund	$154	$477	$824	$1,802

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. A higher turnover may also result in more income taxes for a shareholder when Fund shares are held in a taxable account. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio. The portfolio turnover of the Fund may vary considerably from year to year.

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PRINCIPAL INVESTMENT STRATEGIES

The Fund invests primarily in equity securities of foreign and domestic companies that James Investment Research, Inc. (the “Adviser”) believes are undervalued. Equity securities that the Fund will principally invest in are common stocks, preferred stocks and exchange-traded funds (“ETFs”) that invest primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus the amount of borrowing for investment purposes, if any) in equity securities of small capitalization companies. Shareholders of the Fund will be provided with at least 60 days prior notice of any change in the Fund’s 80% investment policy. Small capitalization companies are defined as those companies with market capitalizations at the time of purchase no larger than the stocks in the Bloomberg US 2000 Total Return Index, including ETFs that invest primarily in such securities. As of September 30, 2026, the largest market capitalization of the companies included in the Bloomberg US 2000 Total Return Index was $13.32 billion. Micro cap securities are considered small capitalization securities.

The Fund anticipates investing across a range of industry sectors. However, certain sectors may be significantly overweighted or underweighted compared to the Bloomberg US 2000 Total Return Index because the Adviser seeks the best investment opportunities regardless of sector. The sectors in which the Fund may be overweighted or underweighted will vary at different points in the economic cycle. The Adviser uses a disciplined sell strategy for the Fund. The Adviser may sell securities because of a deterioration of the underlying company’s financials, such as earnings or cash flow, or because of an increase in the price of a stock that would make it expensive relative to the other stocks held by the Fund. Other reasons may include a change in management or control of the company, a need to raise cash or changes in the regulatory or economic environment in which the company operates. The number of securities held by the Fund may fluctuate in an effort to seek to help increase performance and allow the sector weights to vary according to the number of highly ranked securities in that sector.

PRINCIPAL RISKS

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank, and is not insured by the Federal Deposit Insurance Corporation or any other government agency. You may lose money by investing in the Fund. Below are the main risks of investing in the Fund.

Market Disruptions Risk: The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund.

Summary Prospectus ■ November 1, 2026

4	JAMES SMALL CAP FUND
Ticker: JASCX

Equity Market Risk: Overall stock market risks may affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities markets. When the value of the Fund’s stock-based investments decreases, your investment in the Fund decreases in value and you could lose money.

Small and Micro Capitalization Company Risk: Smaller capitalization companies may experience higher failure rates than do larger capitalization companies. In addition, smaller companies may be more vulnerable to economic, market and industry changes. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term. Such companies may have limited product lines, markets or financial resources and may lack management depth. The trading volume of securities of smaller capitalization companies is normally less than that of larger capitalization companies, and therefore may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger capitalization companies. Some small capitalization stocks may be illiquid. These risks may be enhanced for micro cap securities. Many micro cap companies tend to be new and have no proven track record. Some of these companies have no assets or operations, while others have products and services that are still in development or have yet to be tested in the market. The prices of micro cap securities generally are more volatile and their markets less liquid relative to larger cap securities. Because micro cap stocks trade in low volumes, any size of trade can have a large percentage impact on the price of the stock.

Sector Risk: Securities within the same sector may decline in price due to sector-specific market or economic developments. If the Adviser invests a significant portion of the Fund’s assets in a particular sector, the Fund is subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment. This may cause the Fund’s net asset value (“NAV”) to fluctuate more than that of a fund that does not concentrate in a particular sector.

●	Financial Sector Risk: The Fund may, from time to time, invest a certain amount of its assets in the financial sector. The operations and businesses of financial services companies are subject to extensive governmental regulation, the availability and cost of capital funds, and interest rate changes. General market downturns may affect financial services companies adversely.

Equity Securities Risk: The value of a company’s stock may fall as a result of factors which directly relate to that company, such as lower demand for the company’s products or services or poor management decisions. In addition, a company’s stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of the stock will usually react more strongly than bonds and other debt to actual or perceived changes in a company’s financial condition or progress.

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Inflation Risk: The Fund’s investments may be subject to inflation risk, which is the risk that the real value (i.e., nominal price of the asset adjusted for inflation) of assets or income from investments will be less in the future as inflation decreases the purchasing power and value of money (i.e., as inflation increases, the real value of the Fund’s assets can decline).

Management Risk: The Adviser’s judgments about the attractiveness, value and potential appreciation of a particular asset class or individual security in which the Fund invests may prove to be incorrect. The Fund may experience losses regardless of the overall performance of the markets.

Foreign Investment Risk: Foreign investing involves risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values as well as adverse political, social and economic developments affecting a foreign country. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, foreign tax laws and potential difficulties in enforcing contractual obligations. Foreign accounting may be less transparent than U.S. accounting practices and foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund’s performance to fluctuate more than if it held only U.S. securities. This Fund may hold a significant percentage of its assets in foreign securities, including global shares, American Depositary Receipts (“ADRs”) and ETFs that hold such securities. This will make portfolio returns more correlated to fluctuations in the U.S. dollar versus foreign currencies and to geopolitical events outside of the United States.

Exchange-Traded Fund Risk: An ETF may trade at a discount or premium to its NAV. Investors in the Fund will indirectly bear fees and expenses charged by the underlying ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses. The Fund will also incur brokerage costs when it purchases shares of ETFs. In addition, the Fund will be affected by losses of the underlying ETF and the level of risk arising from the investment practices of the underlying ETF. Inverse and leveraged ETFs use investment techniques and financial instruments that may be considered aggressive, including the use of derivative transactions and short selling techniques. To the extent that the Fund invests in ETFs that invest in commodities, the demand and supply of these commodities may fluctuate widely. Commodity ETFs may use derivatives, which exposes them to further risks, including counterparty risk (i.e., the risk that the institution on the other side of the trade will default).

Summary Prospectus ■ November 1, 2026

6	JAMES SMALL CAP FUND
Ticker: JASCX

PERFORMANCE

The bar chart and performance table below illustrate the variability of the Fund’s returns, which provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns over time compare with the returns of a broad-based securities market index and an additional index that is more representative of the Fund’s strategy. Of course, the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost by visiting www.jamesinvestment. com or by calling 1-800-99-JAMES (1-800-995-2637).

Annual Totals Return (Years ended December 31):

Best Quarter	4th Quarter 2020	26.12%
Worst Quarter	1st Quarter 2020	-35.01%

The Fund’s year-to-date return as of September 30, 2026 was 12.92%.

Average Annual Total Returns (for the period ended December 31, 2025)

James Small Cap Fund	One Year	Five Years	Ten Years
Return Before Taxes	12.65%	15.36%	8.29%
Return After Taxes on Distributions	11.78%	14.48%	7.02%
Return After Taxes on Distributions and Sale of Fund Shares	8.12%	12.27%	6.33%
Bloomberg US 3000 Total Return Index* (reflects no deduction for fees, expenses or taxes)	17.21%	13.09%	14.27%
VettaFi US Equity 3000 Index (reflects no deduction for fees, expenses or taxes)*	17.16%	13.01%	14.25%
Bloomberg US 2000 Total Return Index** (reflects no deduction for fees, expenses, or taxes)	11.06%	6.65%	10.00%

*	Effective March 31, 2026, the Fund changed its broad-based securities market index from the VettaFi US Equity 3000 Index to the Bloomberg US 3000 Total Return Index. The Fund changed its broad-based securities market index because the Adviser believes the new broad-based securities market index represents a better comparison against which to measure the Fund’s performance.

**	Additional index.

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After-tax returns are calculated using the historical highest individual federal marginal income tax rates for the character of income in question (as ordinary income or long-term capital gain) and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-qualified arrangements, such as 401(k) plans or individual retirement accounts.

PORTFOLIO MANAGEMENT

James Investment Research, Inc. is the investment adviser to the Fund.

The Fund is managed by a team of portfolio managers from the Adviser, who are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio of securities. These portfolio managers also serve as members of the Adviser’s Investment Committee:

R. Brian Culpepper, CMFC	Brian Shepardson, CFA	Trent Dysert, CFA
Portfolio Manager	Portfolio Manager	Portfolio Manager
Since 1998	Since 2001	Since 2014

The Investment Committee also includes the following members, who are not responsible for the day-to-day management of the Fund:

Barry James	Dr. Fall Ainina, CFA	Lesley Ott, CMFC
Committee Member	Committee Member	Committee Member
Since 1991	Since 2019	Since 2022

BUYING AND SELLING FUND SHARES

Minimum Initial Investment	Minimum Additional Investment
$2,000	None
$500 (tax-advantaged accounts)

You can buy and redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business by calling 1-800-99-JAMES (1-800-995-2637); by writing to James Advantage Funds, c/o Ultimus Fund Solutions, LLC, P.O. Box 46707, Cincinnati, OH 45246; via overnight mail at James Advantage Funds, c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; via the Fund’s website at www.jamesinvestment.com; through a financial intermediary that has established an agreement with the Fund’s distributor; or if you are a client of the Adviser.

DIVIDENDS, CAPITAL GAINS AND TAXES

For U.S. federal income tax purposes, the Fund’s distributions may be taxed as ordinary income, capital gains, qualified dividend income or section 199A dividends, except when an investment is held in an IRA, 401(k) or other tax-qualified investment plan. Withdrawals from a tax-qualified investment plan are subject to special tax rules.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus ■ November 1, 2026

JAMES

Advantage Funds

Your Future. **Our Purpose.**